                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               KYZEN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

March 26, 1998



Dear Stockholder:

I am pleased to invite you to attend Kyzen Corporation's annual meeting of stockholders. The meeting will be held at 3:00 p.m. (Nashville Time) on Friday, April 24, 1998, at Kyzen Corporation Corporate Headquarters, 430 Harding Industrial Drive, Nashville, TN 37211.

As the accompanying notice and proxy statement describe, the only action scheduled for this year's meeting is the election of two directors, each for a term of three years.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. ACCORDINGLY, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

You are, of course, welcome to attend the Annual Meeting and vote in person even if you previously returned your proxy card. You must provide proof of ownership of Kyzen Corporation Class A Common Stock as of the Record date (March 13, 1998) in order to be admitted to the meeting.

On behalf of the Board of Directors and management of Kyzen Corporation, we would like to thank you for your continued support and confidence, and look forward to meeting as many of our stockholders as possible on April 24, 1998.

Sincerely,

/s/  Michael L. Bixenman

Michael L. Bixenman
Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 24, 1998

To the Stockholders of Kyzen Corporation:

The Annual Meeting of Stockholders of Kyzen Corporation will be held at 3:00 p.m. (Nashville Time) on Friday, April 24, 1998, at Kyzen Corporate Headquarters, 430 Harding Industrial Drive, Nashville, TN, for the following purposes:

1. To elect two nominees as Directors to serve on the Board of Directors until the Annual Meeting of Stockholders in 2001;

2. To consider and act upon such other matters as may properly come before the meeting or any and all adjournments thereof.

Only stockholders of record at the close of business on March 13, 1998 are entitled to notice of and to vote at the meeting or any adjournments thereof.

By order of the Board of Directors,


/s/  Thomas J. Herrmann

Thomas J. Herrmann

Secretary



Nashville, Tennessee
March 26, 1998

                                KYZEN CORPORATION
                          430 HARDING INDUSTRIAL DRIVE
                           NASHVILLE, TENNESSEE 37211

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                        To be held Friday, April 24, 1998

This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Kyzen Corporation (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, April 24, 1998, notice of which is attached, and at any adjournment thereof. Persons holding stock for others, such as brokers and nominees, are being asked to forward proxy solicitation materials to their principals at the Company's expense. The Company will bear the entire cost of proxy solicitation.

This proxy statement and form of proxy will be mailed or given to stockholders on or about March 27, 1998. A stockholder who gives a proxy may revoke it at any time before it is exercised by delivery of a written request to the Company, or by attending the Annual Meeting and voting in person.

The Board of Directors of the Company has fixed the close of business on March 13, 1998 as the record date for the determination of stockholders who are entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, 5,006,681 shares of Common Stock, par value $0.01 per share, were outstanding and entitled to vote. Holders of the Common Stock are entitled to one vote per share on any matter which may properly come before the Annual Meeting.

All shares of the Company's Common Stock that are represented at the Annual Meeting by properly executed and delivered proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for the proposals described in the proxies, such proxies will be voted in accordance with the recommendations of the Board as set forth herein with respect to such proposals.

                              ELECTION OF DIRECTORS

NOMINEES

The terms of Kyle J. Doyel and Larry A. Lofgreen expire at the Annual Meeting in 1998. The Board has nominated and recommends the reelection of Messrs. Doyel and Lofgreen for a term of three years, expiring at the Annual Meeting of Stockholders to be held in 2001 and until their successors are elected and qualified.

The individuals named in the enclosed form of proxy will, if so authorized and unless otherwise restricted, vote to elect as directors the persons named above. The management of the Company is not aware of any reason why the nominees for directors would not be able to serve. If either of the nominees is unable to serve, the individuals named in the enclosed form of proxy will vote in favor of such other person or persons as the Board of Directors may at the time recommend. Information regarding these nominees is set forth below. Both director nominees currently serve as directors.

In accordance with the Bylaws, directors are elected by a majority of the votes cast at a meeting of stockholders at which a quorum is present. The Company's Articles of Incorporation do not provide for cumulative voting and, accordingly, the holders of Common Stock do not have cumulative voting rights with respect to the election of directors. Consequently, each stockholder may cast only one vote per share for each of the nominees.

PROXY STATEMENT
--------------------------------------------------------------------------------
Page 2

MANAGEMENT AND DIRECTORS

The following table sets forth certain information regarding the Company's current directors and executive officers:

       Name                   Age                                  Position
---------------------       -------      ----------------------------------------------------------------
Michael L. Bixenman           44         Chairman of the Board, Vice President and Director
Kyle J. Doyel                 42         President, Chief Executive Officer and Director
Thomas M. Forsythe(1)         40         Vice President, Treasurer, Chief Accounting Officer and Director
Thomas J. Herrmann(1)         40         Vice President, and Secretary
Edward F. Bradley(2)          58         Director
John A. Davis III             65         Director
James R. Gordon               52         Director
Larry A. Lofgreen             35         Director

(1) Effective January 25, 1998 , Mr. Forsythe was appointed by the Board of Directors to serve as Treasurer and Chief Accounting Officer and Mr. Herrmann was appointed as Secretary, replacing former Treasurer and Secretary Benjamin D. Wolfley.
(2) Effective October 25, 1997 Mr. Peter J. Murphy resigned as a Director of the Company and Mr. Bradley was appointed by the Board of Directors to serve the remainder of Mr. Murphy's term which expires at the Annual Meeting of Stockholders in 1999.

MICHAEL L. BIXENMAN has served as Chairman of the Board since June 1995, Vice President since the Company's inception in 1990 and Director since December 1994. Prior to co-founding the Company, Mr. Bixenman was employed in several positions, the latest being Vice President-General Manager with Bix Manufacturing Co. Mr. Bixenman's term expires at the Annual Meeting in 1999. Mr. Bixenman received a Bachelor of Arts - Accounting from David Lipscomb University.

KYLE J. DOYEL has served as Chief Executive Officer, President and Director since the Company's inception in 1990, and served as Chairman of the Board from the Company's inception until February 1995. Prior to co-founding the Company in 1990, Mr. Doyel was employed in several management, sales, commercial development and products development positions within the chemical industry. Mr. Doyel's term as a Director expires at the Annual Meeting of Stockholders in 1998. Mr. Doyel has Bachelor of Science degrees in both Chemical Engineering and Business Administration from Oregon State University.

THOMAS M. FORSYTHE has served as Vice President since September 1995, Treasurer and Chief Accounting Officer since January 1998 and as a Director of the Company since June 1995. Mr. Forsythe's term as a Director expires at the Annual Meeting of Stockholders in 2000. Mr. Forsythe joined the Company in 1992 and served as General Manager from July 1992 to September 1995. From 1989 to 1992, Mr. Forsythe directed, as Business Manager, a WR Grace & Company business unit charged with entering the CFC free cleaning chemical market focused on the aerospace industry. Mr. Forsythe is a graduate of the United States Naval Academy with a Bachelor of Science - Operations Research/General Engineering and is a graduate of Boston University Graduate School of Management with a Master of Business Administration in Finance.

THOMAS J. HERRMANN has served as Vice President since January 1997 and as Secretary since January 1998. Mr. Herrmann joined the Company in 1996 and served as Marketing Manager. Mr. Herrmann is currently responsible for corporate marketing programs. From 1991 to 1996, Mr. Herrmann was the Regional Manager-Asia Pacific for Sikorsky Aircraft, a division of United Technologies Corporation. In this position, he was responsible for sales and market development of aerospace programs in Southeast Asia. Mr. Herrmann is a graduate of the United States Naval Academy with a Bachelors of Science-Oceanography/General Engineering and is a graduate of the Harvard Business School with a Masters of Business Administration-General Management.

PROXY STATEMENT
--------------------------------------------------------------------------------
Page 3


EDWARD F. BRADLEY has served as a Director of the Company since October 1997. Mr. Bradley's term expires at the Annual Meeting of Stockholders in 1999. Mr. Bradley is the Chairman and President of Cannon Industries, Inc., an industrial development/venture capital firm, where he has served since 1996. Mr. Bradley served as Corporate Director of Quality of Geneva Steel (NYSE-GNV), a Fortune 500 steel manufacturer from 1992 to 1996. Mr. Bradley has served as an Adjunct Associate Professor of Engineering Economics at the University of Utah since 1989, and as an independent management consultant from 1985 to 1992. Mr. Bradley received a Master of Engineering and a Bachelor of Science degree from the University of Notre Dame, is a Registered Professional Engineer and is a member of the Society of Sigma Xi, an honorary scholastic research society. Mr. Bradley has served as a Director of shopping.com, Inc. (OTC:IBUY), an Internet based retail outlet company since 1997.

JOHN A. DAVIS III has served as a Director of the Company since August 1995. Mr. Davis' term expires at the Annual Meeting of Stockholders in 1999. Mr. Davis is an attorney at law in Little Rock, Arkansas and has been in that capacity with various law firms in Arkansas since 1993. From 1991 to 1993, Mr. Davis served as Senior Vice President and Secretary for United Dominion Industries (NYSE-UDI), a multinational construction and industrial machinery producer. Mr. Davis has served as a Director Tomes Landing, Inc., a developer of waterfront real estate, since 1991. Mr. Davis received his Juris Doctorate and Bachelor of Arts degrees from the University of Arkansas. Mr. Davis is the uncle of the wife of Mr. Doyel, President Chief Executive Officer and Director of the Company.

JAMES R. GORDON has served as a Director of the Company since July 1996. Mr. Gordon's term expires at the Annual Meeting of Stockholders in 2000. Mr. Gordon is the President, Director and Founder of TCS Management Group, Inc., a multi-national software development company, formed in 1975. TCS Management Group, Inc. is currently a wholly owned subsidiary of Aspect Telecommunications (Nasdaq:ASPT). Mr. Gordon received a Masters of Business Administration from the Owens Graduate School of Management at Vanderbilt University, and a Bachelor of Science from Murray State University. Mr. Gordon currently serves on the Board of Directors and Executive Committee of the Society of International Business Fellows and is a member of the Board of Trustees of Harding Academy in Nashville, Tennessee.

LARRY A. LOFGREEN has served as a Director of the Company since June 1995. Mr. Lofgreen's term expires at the Annual Meeting of Stockholders in 1998. Mr. Lofgreen is the President and CEO of Datum Technologies, Inc., a systems consulting firm he founded in 1997. Mr. Lofgreen was previously President of CI Technologies, Inc. and prior to that served four years as Executive Vice President of Cannon Industries, an industrial development/venture capital firm. Mr. Lofgreen received a Juris Doctorate, a Master of Business Administration, and a Bachelor of Science in Computational Mathematics from Brigham Young University.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Board of Directors held four meetings and did not act by unanimous written consent during 1997.

In June 1995, the Board of Directors established an Audit Committee and a Compensation Committee. The Board of Directors has determined that both of these committees shall consist of at least two Directors who are "non-employee directors," as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

The Audit Committee was formed to make recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, review significant audit and accounting policies and practices, meet with the Company's independent public accountants concerning, among other things, the scope of audit reports and review the performance of the overall accounting and financial controls of the Company. Messrs. Bradley, Davis, Gordon, and Lofgreen serve on the Audit Committee. The Audit Committee held one meeting during 1997.

The Compensation Committee was formed to review and approve salaries, bonuses and other compensation and benefits of executive officers, advise management regarding benefits and other terms and conditions of compensation and administer the Company's stock option plans. Messrs. Doyel, Gordon and Lofgreen serve on the Compensation Committee. The Compensation Committee held one meeting during 1997.

The Company does not have a nominating committee.

PROXY STATEMENT
--------------------------------------------------------------------------------
Page 4


COMPENSATION OF DIRECTORS

All outside Directors of the Company are paid one thousand dollars ($1,000) per meeting actually attended. In April 1997, each of Messrs. Davis, Lofgreen, Gordon, and Murphy (former Director) were granted 5,000 options to purchase Class A Common Stock at an exercise price of $1.84 per share under the Company's 1994 Incentive Stock Option Plan.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") and Nasdaq initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and stockholders who beneficially own greater than ten percent are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent stockholders were complied with during the year ended December 31, 1997.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership as of December 31, 1997 of the Company's Class A Common Stock by (a) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Class A Common Stock, based solely on a review of electronic filings made with the Securities and Exchange Commission, (b) each Director of the Company, and (c) each individual listed in the executive compensation table below. Each beneficial owner named below has advised the Company that such owner has sole investment and voting power with respect to the shares of Class A Common Stock shown below. The address for each of the Directors is shown below. The number of shares beneficially owned includes warrants and options excercisable within 60 days.

                                                                            NUMBER OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                       SHARES OWNED           PERCENT OWNED
----------------------------------------------------------------------  -------------------     ------------------
Christopher B. Cannon, 60 East South Temple, Salt Lake City, UT               1,193,677(1)              23.8%
Kyle J. Doyel, 430 Harding Industrial Drive, Nashville, TN                      622,438(2)              12.2%
Michael L. Bixenman, 430 Harding Industrial Drive, Nashville, TN                513,764(3)              10.2%
Benjamin D. Wolfley, 1424 Plantation Drive , Brentwood, TN                      140,030(4)               2.8%
Thomas M. Forsythe, 430 Harding Industrial Drive, Nashville, TN                 138,765(5)               2.7%
Thomas J. Herrmann, 430 Harding Industrial Drive, Nashville, TN                  32,719(6)               *
James R. Gordon, 430 Harding Industrial Drive, Nashville, TN                     20,000(7)               *
John A. Davis III, 500 E Markham St., Little Rock, AR                            17,500(8)               *
Larry A. Lofgreen, 6525 W 10760 N., Highland, UT                                 15,000(9)               *
Edward F. Bradley, 60 East South Temple, Salt Lake City, UT(10)                    -                     *
All Executive Officers and Directors as a group (8 persons)                   1,060,785                 25.1%

  *  Represents less than 1% of the outstanding shares of Common Stock
(1)  Includes 10,000 options which are beneficially owned by Mr. Cannon.
(2)  Includes 38,334 options which are beneficially owned by Mr. Doyel.
(3)  Includes 36,667 options. which are beneficially owned by Mr. Bixenman.
(4)  Includes 16,667 options which are beneficially owned by Mr. Wolfley.
     Mr. Wolfley resigned from the Company on January 26, 1998.
(5)  Includes 110,000 options. which are beneficially owned by Mr. Forsythe.
(6)  Includes 20,000 options. which are beneficially owned by Mr. Herrmann.
(7)  Includes 10,000 options. which are beneficially owned by Mr. Gordon.
(8)  Includes 15,000 options. which are beneficially owned by Mr. Davis.
(9)  Includes 15,000 options. which are beneficially owned by Mr. Bradley.
(10) Appointed to the Board of Directors on October 25, 1997 to fill the vacancy created by the resignation of Peter J. Murphy.

PROXY STATEMENT
--------------------------------------------------------------------------------
Page 5


EXECUTIVE COMPENSATION

The following table shows all compensation earned or paid to the Company's Chief Executive Officer and each of the Company's most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in each year for all services rendered in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION         LONG-TERM COMPENSATION
                                         ------------------------------- ------------------------
                                                                          SECURITIES UNDERLYING
 NAME AND PRINCIPAL                                                          STOCK OPTIONS            OTHER ANNUAL
     POSITION                   YEAR         SALARY            BONUS       (NUMBER OF SHARES)         COMPENSATION
---------------------------------------- ------------------------------- -----------------------------------------
Kyle J. Doyel,                  1997        $115,994              $0                0                      $0
President and Chief             1996          95,000               0           15,000                       0
Executive Officer               1995          89,958          29,961(1)             0                       0

Michael L. Bixenman,            1997        $107,190              $0                0                       0
Chairman of the Board and       1996          95,000               0           10,000                       0
Vice President                  1995          89,958          41,472(1)             0                       0

(1) In connection with the Company's initial public offering, a bonus was received consisting of cancellation of debt owed to the Company.

The following table shows the aggregate number of options/SARs exercised and the value of unexercised in-the-money options/SARs at the end of 1977.

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR

           (a)                  (b)          (c)                  (d)                              (e)
                              Shares                     Number of Securities             Value of Unexercised
                            Acquired on     Value      Underlying Unexercised        In-the-Money Options / SARs at
           Name              Exercise     Realized   Options / SARs at Year End                 Year End
                                                    Exercisable    Unexercisable      Exercisable     Unexercisable
----------------------------------------------------------------------------------------------------------------------
Kyle J. Doyel, President         0           $0       38,334          10,000              $0               $0
and Chief Executive
Officer

Michael L. Bixenman              0           $0       36,667           6,666              $0               $0
Chairman of the Board and
Vice President

EMPLOYMENT AGREEMENTS

Kyle J. Doyel serves as President and Chief Executive Officer and each of Michael L. Bixenman and Thomas M. Forsythe serves as Vice President pursuant to Employment Agreements dated January 1, 1995. Thomas J. Herrmann serves as Vice President pursuant to an Employment Agreement dated January 1, 1997. Each agreement provides for an initial term of one year, beginning on January 1, 1995 and January 1, 1997, respectively. Thereafter, the agreements renew automatically for successive one-year periods unless terminated by 60 days notice by either party prior to the end of an existing one-year period.

In the event that more than 20% of the voting Class A Common Stock of the Company is acquired by a person or entity (other than an underwriter) which did not own or control shares of the Class A Common Stock of the Company as of January 1, 1995, and such acquisitions result in a change in control of the Company, and the Company terminates the Employment Agreements as a result of such change in control as that term is defined in the Employment Agreements, then for a period of two years after such termination, Messrs. Doyel, Bixenman, Forsythe and Herrmann are entitled to receive semi-monthly severance payments equal to salary payments that otherwise would have been paid pursuant to the Employment Agreements.

PROXY STATEMENT
--------------------------------------------------------------------------------
Page 6


The Employment Agreements contain covenants not to compete and confidentiality agreements during the period of the Agreements and for a period of two years after termination. Messrs. Doyel, Bixenman, Forsythe and Herrmann have agreed to salary deferral in the event the Company determines it does not have the necessary funds to pay the full amount of their salaries. If their salaries are deferred, they are entitled to interest on the deferred amounts at a rate of 12% per annum, compounded monthly.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits a company's ability to take a deduction for federal tax purposes for certain compensation paid to its executives. The Company currently expects that all compensation payable to executive officers during 1997 will be deductible by the Company for federal income tax purposes. The Committee's policy with respect to compensation to be paid to executive officers is to structure compensation payments to executive officers so as to be deductible under Section 162(m).

1994 STOCK OPTION PLAN

The 1994 Stock Option Plan, as amended (the "Stock Option Plan"), provides for grants to employees, officers, directors and consultants to the Company or any parent, subsidiary or affiliate of the Company of an aggregate of up to 600,000 shares of the Company's Class A Common Stock, subject to adjustment in the event of any subdivision, combination or reclassification of shares. Unless terminated earlier, the Stock Option Plan will terminate in 2004. The Stock Option Plan provides for the grant of incentive stock options ("ISO's") within the meaning of Section 422 of the Code and non-qualified stock options at the discretion of the Board of Directors or a committee of the Board of Directors (the "Committee"). The exercise price of any option will not be less than the fair market value of the stock at the time the option is granted. The options granted are exercisable within the times or upon the events determined by the Board or the Committee set forth in the grant, but no option is exercisable beyond ten years from the date of the grant. The Board of Directors or Committee administering the Stock Option Plan will determine whether each option is to be an ISO or a non-qualified stock option, the number of shares, the exercise price, the period during which the option may be exercised and any other terms and conditions of the option. The holder of an option may pay the option price in cash, other stock of the Company, by authorization for the Company to retain from the total number of stock to be issued that number of stock having a fair market value on the date of exercise equal to the exercise price for the total number of stock, by irrevocable instructions to a broker to deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, by delivery of an irrevocable subscription agreement for the stock which irrevocably obligates the option holder to take and pay for stock not more than 12 months after the date of the delivery of the subscription agreement, by any combination of the foregoing methods of payment or by other consideration or method of payment for the issuance of stock as may be permitted under applicable law. The options are non-transferable except by will or by the laws of descent and distribution. Upon dissolution, liquidation, merger or sale of substantially all of the assets of the Company, all outstanding options, notwithstanding the terms of the grant, will become exercisable in full at least 10 days prior to the transaction. The Stock Option Plan is subject to amendment or termination at any time and from time to time, subject to certain limitations.

The Stock Option Plan allows each Director to receive 5,000 options on initial election to the Board of Directors and 5,000 options annually. The Stock Option Plan is administered by the Compensation Committee of the Board of Directors, which is composed of at least two directors who are "non-employee directors" as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 1997, the Compensation Committee was composed of Messrs. Doyel, Gordon, and Lofgreen. Mr. Doyel is the President and Chief Executive Officer of the Company, and Mr. Gordon and Mr. Lofgreen are not employed by the Company. During 1997, the Compensation Committee recommended salary adjustments of the executive officers to adjust the levels to be competitive with the industry.

PROXY STATEMENT
--------------------------------------------------------------------------------
Page 7


STOCK PERFORMANCE GRAPH

The following Stock Performance Graph compares the cumulative total shareholder return on the Company's Common Stock since the Company began trading in a public market (August 4, 1995 through December 31, 1998) with the cumulative total return of the Nasdaq Stock Market - US Index. The stock performance graph assumes an investment of $100 on August 4, 1995 in the Company's Common Stock Units as available at the initial public offering. Each Unit consisted of three shares of the Company's Class A Common Stock and three Redeemable Class A Common Stock Warrants. The Units split as of August 23, 1995 and the Class A Common Stock and the Redeemable Class A Common Stock Warrants each are now traded separately.

             COMPARISON OF CUMULATIVE TOTAL RETURN KYZEN CORPORATION
                       AND NASDAQ STOCK MARKET - US INDEX


        Aug-95   Nov-95     Feb-96    May-96    Aug-96    Nov-96    Feb-97    May-97     Aug-97    Nov-97
-------------------------------------------------------------------------------------------------------------
KYZEN    100        88        107       117       117        86        78         55        50        65
-------------------------------------------------------------------------------------------------------------
NASDAQ   100       104        108       123       113       128       129        138       157       159
-------------------------------------------------------------------------------------------------------------

INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has recommended that Price Waterhouse LLP to be selected the independent auditors to audit the financial statements of the Company for the year ending December 31, 1997. Price Waterhouse LLP has been the Company's auditors since its inception in 1990.

Representatives of Price Waterhouse expect to be present at the meeting, and, while they do not plan to make a statement at the meeting, such representatives will be available to respond to appropriate questions from stockholders in attendance.

FUTURE STOCKHOLDER PROPOSALS

Any stockholder proposal intended for inclusion in next year's proxy statement should be sent to the Corporate Secretary at 430 Harding Industrial drive, Nashville, TN 37211, and must be received in the Secretary's office by November 16, 1998.

AVAILABILITY OF FORM 10-K

COPIES OF THE COMPANY'S ANNUAL REPORT ON 10-KSB WITH RESPECT TO THE YEAR ENDED DECEMBER 31, 1997 (WITHOUT EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE TO STOCKHOLDERS FREE OF CHARGE BY WRITING TO: INVESTOR RELATIONS DEPARTMENT, KYZEN CORPORATION, 430 HARDING INDUSTRIAL DRIVE, NASHVILLE, TN 37211.

                                                                      Appendix A

                                  FRONT OF CARD

--------------------------------------------------------------------------------
A [ X ] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

Proposal 1. Election of Directors

[  ]  FOR ALL NOMINEES                                NOMINEES:
      (except as indicated to the contrary)           To serve on the Board of
                                                      Directors until the Annual
[  ]  WITHHOLD AUTHORITY                              Meeting of Stockholders to
      to vote for all nominees named at right         be held in 2001:

INSTRUCTION:  To withhold authority to vote for       Kyle J. Doyel
any individual nominee, write that nominee's name     Larry A. Lofgreen
on the line provided below.

-------------------------------------------------



Proposal 2. To consider and act upon such other matters as may properly come before the meeting or any and all postponements or adjournments thereof.



ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 13, 1998 WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE DATE, SIGN AND MAIL AT ONCE IN THE ENCLOSED POSTPAID ENVELOPE.



SIGNATURE:                                     DATE:
          -----------------------------------       -------------------------


SIGNATURE:                                     DATE:
          -----------------------------------       -------------------------
                    IF HELD JOINTLY


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR THE LIKE, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF SIGNING FOR A CORPORATION, PLEASE GIVE YOUR TITLE.

                                  BACK OF CARD


--------------------------------------------------------------------------------

                                   PROXY CARD
                                KYZEN CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Mr. David E. Carpenter and Mrs. Valerie
G. Porter, and either of them, as proxies, with full power of substitution, to vote all of the shares of Class A Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Kyzen Corporation Corporate Headquarters, 430 Harding Industrial Drive, Nashville, TN 37211 on Friday, April 24, 1998, at 3:00 p.m. (Nashville Time), and at any adjournment thereof.

         In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

         THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED; THE ABOVE NAMED PROXIES WILL VOTE (A) FOR THE ELECTION AS DIRECTORS THE NOMINEES NAMED ON THE BACK OF THIS CARD, AND (B) IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                           (Continued on reverse side)